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                              SEI TAX EXEMPT TRUST

                        PENNSYLVANIA MUNICIPAL BOND FUND

                      SUPPLEMENT DATED SEPTEMBER 20, 2000
                   TO THE PROSPECTUS DATED DECEMBER 31, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

At the Special Meeting of Shareholders held on August 29, 2000, shareholders of the Pennsylvania Municipal Bond Fund (the "Fund") voted on proposals relating to the implementation of a "Manager of Managers" structure. In connection with the "Manager of Managers" structure, shareholders approved the selection of SEI Investments Management Corporation ("SIMC"), as investment adviser to the Fund. Under the "Manager of Managers" structure, SIMC, as investment adviser to the Fund, will, subject to the supervision and approval of the Board of Trustees of SEI Tax Exempt Trust, hire, terminate or replace investment sub-advisers for the Fund without shareholder approval. Further information about the "Manager of Managers" structure is set forth in the Statement of Additional Information.

Deutsche Asset Management, Inc. ("DeAM"), formerly Morgan Grenfell Capital Management Incorporated, will act as investment sub-adviser to the Fund. In accordance with the Fund's investment objectives and policies, and under the supervision of SIMC and the Board of Trustees, DeAM will be responsible for the day-to-day investment management of all or a discrete portion of the assets of the Fund.

IN CONNECTION WITH THE CHANGE OF INVESTMENT ADVISER TO THE FUND, THE "INVESTMENT ADVISER" SECTION OF THE PROSPECTUS IS AMENDED BY REPLACING THE DISCLOSURE CONCERNING DEAM WITH THE FOLLOWING DISCLOSURE:

SEI INVESTMENTS MANAGEMENT CORPORATION ("SIMC") ACTS AS THE MANAGER OF MANAGERS OF THE FUND, AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUND SINCE IT ALLOCATES THE FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF TRUSTEES.

The Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Adviser to ensure compliance with the Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Adviser; establishes policies that it must follow in its management activities; and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Adviser out of the investment advisory fees it receives. As a percentage of average net assets, SIMC's fee is 0.35%

IN CONNECTION WITH THE APPROVAL OF DEAM AS SUB-ADVISER TO THE FUND, THE FOLLOWING DISCLOSURE IS ADDED AFTER THE SECTION "INVESTMENT ADVISER":

Sub-Adviser and Portfolio Managers

David W. Baldt is a Director and Executive Vice President of DeAM. Mr. Baldt has been with DeAM since 1989. He has managed the Pennsylvania Municipal Bond Fund since July, 1995. He has more than 28 years of investment experience

IN CONNECTION WITH THE CHANGE OF INVESTMENT ADVISER TO THE FUND, THE "FUND FEES AND EXPENSES" SECTION OF THE PROSPECTUS IS AMENDED BY REPLACING THE CURRENT DISCLOSURE WITH THE FOLLOWING DISCLOSURE:

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES                                CLASS A SHARES   CLASS B SHARES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                           0.35%            0.35%
Distribution (12b-1) Fees                                       None             None
Other Expenses                                                     0.48%            0.52%
                                                                   ----             ----
Total Fund Operating Expenses                                      0.83%*           0.87%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADMINISTRATOR AND DISTRIBUTOR WILL WAIVE A PORTION OF THEIR FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE
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ADMINISTRATOR AND DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THEIR WAIVERS AT
ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS FOLLOWS:

PENNSYLVANIA MUNICIPAL BOND FUND -- CLASS A SHARES            0.60%
PENNSYLVANIA MUNICIPAL BOND FUND -- CLASS B SHARES            0.48%

The information described in this section of the Prospectus under "Example" continues to be effective.